TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Manager                                           5
   Financial Information:
      Statement of Assets and Liabilities                             7
      Portfolio of Investments in Securities                          8
      Notes to Portfolio of Investments in Securities                13
      Statement of Operations                                        14
      Statements of Changes in Net Assets                            15
      Notes to Financial Statements                                  16


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.

USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

=========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12              -
  Emerging Markets (1)                   11/7/94       16.59            -             -           4.84
  Gold (1)                               8/15/84        0.00         6.57           .93              -
  Growth                                  4/5/71       17.80        13.69         13.24              -
  Growth & Income                         6/1/93       23.04            -             -          16.24
  International(1)                         7/11/88       19.15        13.09             -          10.60
  S&P 500 Index(4)                          5/1/96           -            -             -          16.83+
  World Growth(1)                          10/1/92       19.08            -             -          13.66


=========
  Asset Allocation
  Balanced Strategy                       9/1/95       13.45            -             -          12.49
  Cornerstone Strategy (1)               8/15/84       17.87        12.69         10.70              -
  Growth and Tax Strategy (2)**          1/11/89       11.12         9.64             -           9.97
  Growth Strategy (1)                     9/1/95       22.13            -             -          21.47
  Income Strategy                         9/1/95        3.00            -             -           9.72


=========
  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43             -           7.66
  Income                                  3/4/74        1.33         7.33          9.25              -
  Income Stock                            5/4/87       18.70        12.76             -          12.78
  Short-Term Bond                         6/1/93        6.31            -             -           5.60


=========
  Income - Tax Exempt
  Long-Term (2)**                        3/19/82        4.47         6.87          7.37              -
  Intermediate-Term (2)**                3/19/82        4.49         6.89          7.09              -
  Short-Term (2)**                       3/19/82        4.44         4.94          5.45              -
  California Bond (2)**                   8/1/89        5.39         7.29             -           7.65
  Florida Tax-Free Income (2)**          10/1/93        4.38            -             -           3.69
  New York Bond (2)**                   10/15/90        3.73         6.61             -           8.35
  Texas Tax-Free Income (2)**             8/1/94        5.25            -             -           9.44
  Virginia Bond (2)**                   10/15/90        5.06         7.09             -           8.18


=========
  Money Market
  Money Market (3)                        2/2/81        5.24         4.37          5.84              -
  Tax Exempt Money Market (2,3)**         2/6/84        3.34         3.04          4.21              -
  Treasury Money Market Trust (3)         2/1/91        5.10         4.16             -           4.32
  California Money Market (2,3)**         8/1/89        3.27         2.93             -           3.64
  Florida Tax-Free Money Market (2,3)**  10/1/93        3.24            -             -           3.01
  New York Money Market (2,3)**         10/15/90        3.20         2.79             -           3.07
  Texas Tax-Free Money Market (2,3)**     8/1/94        3.25            -             -           3.32
  Virginia Money Market (2,3)**         10/15/90        3.17         2.87             -           3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

  + Cumulative total return since inception, including account maintenance fee.

MESSAGE FROM THE PRESIDENT

I have been at USAA for 19 years. The first eight were one heck of a lot of fun. I was a portfolio manager and I also got to do a lot of trading. Since 1986 I have been a manager of people, and sometime in the future I will write about the relative degree of fun between those two pursuits. In my eight years as a money manager I got to know how it feels when your fund isn't working, and I also know how it feels to be on top of the world. By the same token, some people wrote about me snidely and some others put nice pictures of me in national magazines. This is all background for the following comments on fund performance.

According to the Investment Company Institute there are now about 6,000 mutual funds in the U.S. Why isn't there one; the one with the best performance? To answer that question you ask questions. Best performance over one year? . . . Three years? . . . Five years? Shouldn't we differentiate between growth funds and money market funds?. . . Between taxable bonds and tax-exempt bonds? There are obvious reasons to look beyond just one fund.

But then there are other questions. Was the best stock fund for the last 10 years also the best stock fund in 1996? I'd be surprised if it were. And here is a great question. Do you know anyone who beat the best stock fund for the past 10 years by moving money each year into the fund that would turn into that year's best? I'd be more surprised if you did.

I think that most people choose a mutual fund company because of trust. At USAA we give you a lot to foster that trust. The expenses of our funds are very low compared to their competitors. We have never had any loads on our funds. The array of features we offer, from guidance from our reps to TouchLine(Registered Trademark) and computer access, is world class. And our funds have established a proud tradition of performance. It is not possible to have the top performing fund every year, but since 1986 we have been recognized 19 times by Lipper Analytical Services for having funds that were the best in their category, both for one year and over longer periods. Four of these were awarded in 1996. They went to the Cornerstone Strategy Fund, Tax Exempt Short-Term Fund, and the Texas Tax-Free Income Fund.(1)

Performance, service, ease of doing business and trust. That's how I buy a mutual fund.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, CFA, President and Vice Chairman of the Board appears here]

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before you invest.

Performance Achievement Certificates

(1) Fund rankings awarded by Lipper Analytical Services on cumulative total returns:

USAA Texas Tax-Free Income Fund was ranked #1 out of 20 in the Texas Municipal Debt Funds category for the 1-year period ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 1-year period ended 12/31/96 and the 8/1/94 to 12/31/96 period were 5.25% and 9.44% respectively.

USAA Tax Exempt Short-Term Fund was ranked #1 out of 5, #1 out of 7, and #4 out of 30 in the Short Municipal Debt Funds category for the 10-,5-, and 1-year periods ended 12/31/96 in Lipper's Fixed Income Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 5.45%, 4.94%, and 4.44%, respectively.

USAA Cornerstone Strategy Fund was ranked #1 out of 5, #3 out of 13, and #5 out of 71 in the Global Flexible Portfolio Funds category for the 10-, 5-, and 1-year periods ended 12/31/96 in Lipper's Equity Fund Performance Analysis. Average annual total returns for the 10-, 5-, and 1-year periods ended 12/31/96 were 10.70%, 12.69%, and 17.87%, respectively.

The performance data quoted represent past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.


                                INVESTMENT REVIEW

SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal. TYPES OF INVESTMENTS: A broad range of investment-grade debt securities.

                                                    7/31/96          1/31/97
  Net Assets...............................      $101.0 MILLION   115.5 MILLION
  Net Asset Value Per Share................           $9.79           $9.93


       The 30-Day SEC Yield, calculated as prescribed by the Securities and Exchange Commission, was 6.21% based on the January 31, 1997 offering price. On that date, the weighted average maturity of the portfolio was
       2.4 years.

  Average Annual Total Returns as of 1/31/97
  July 31, 1996 to January 31, 1997....................................4.63%+
  1 Year...............................................................6.37%
  Since inception on June 1, 1993......................................5.64%

  + Total returns for periods of less than one year are not annualized.
    This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 1/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: Lehman Brothers 1-3 Yr. Govt./Corp. Index - $12,124, USAA Short-Term Bond Fund - $12,234 and the Lipper Short Investment Grade Debt Avg. - $11,993.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

Total return equals income yield plus share price change and assumes
reinvestment  of all  dividends and capital gain distributions.   No
adjustment  has  been  made  for  taxes  payable  by shareholders   on
their   reinvested   income   dividends   and  capital   gain distributions.
The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


Message from the Manager

[Photograph of Paul H. Lundmark, CFA, appears here]

The Last Six Months

Since the last report on July 31, 1996, interest rates fell as investors became more comfortable with the economic environment of low inflation and moderate growth. This scenario lessened the perceived need for the Federal Reserve to raise overnight rates.(1)

Portfolio Strategies

No significant changes have been made to the maturity of the Fund. My focus remains on investments that will provide attractive yields and returns. I continue to hold a significant position in BBB-rated bonds. Investor demand is still strong for these securities because of their higher yields, so there remains potential for them to perform relatively well. I also continue to hold a significant position in variable rate demand notes(2) for their price stability.

Performance

While past performance is no guarantee of future results, for the twelve months ending January 31, 1997, your Fund's total return of 6.37% ranked 4 out of 94 funds in the Lipper Short Investment Grade Debt Funds category.(3) Positive developments at Caremark, Kmart, Corporacion Andina De Fomento, and Franchise Finance contributed to the good relative performance. However, be assured that I do not rest on my laurels and continue to look for and hold securities which I believe will perform well.

Outlook

I want to reiterate from previous reports that it is impossible to predict the future course of interest rates. No one, over time, has demonstrated consistent prediction of the direction of interest rates. Instead, the Fund attempts to provideattractive yields balanced with minimal price volatility.

(1) The overnight rate is the federal funds rate, or the rate banks charge each for overnight loans.

(2) A variable rate demand note represents borrowings payable on demand and bearing interest tied to a money market fund.

(3) Lipper Analytical Services is an independent organization that monitors performance of mutual funds.

[A pie chart is shown here depicting the Portfolio Mix as of January 31, 1997 of the USAA Short-Term Bond Fund to be: Variable Rate Demand Notes - 33.8%, U.S. Government Issues - 3.1%, Bonds/Notes - 60.8% and Commercial Paper - 1.1%]

Percentages are of Net Assets and may or may not be equal to 100%.

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Short-Term Bond Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1997
Assets
   Investments in securities, at market value (identified cost of $114,010)                  $  114,054
   Cash                                                                                              55
   Receivables:
      Capital shares sold                                                                           160
      Interest                                                                                    1,571
-------------------------------------------------------------------------------------------------------
         Total assets                                                                           115,840
-------------------------------------------------------------------------------------------------------
Liabilities
   Capital shares redeemed                                                                          184
   USAA Investment Management Company                                                                65
   USAA Transfer Agency Company                                                                      21
   Accounts payable and accrued expenses                                                             31
   Dividends on capital shares                                                                       80
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                                          381
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                              $  115,459
=======================================================================================================
Represented by:
   Paid-in capital                                                                           $  115,393
   Accumulated net realized gain on investments                                                      22
   Net unrealized appreciation of investments                                                        44
-------------------------------------------------------------------------------------------------------
            Net assets applicable to capital shares outstanding                              $  115,459
=======================================================================================================
   Capital shares outstanding                                                                    11,630
=======================================================================================================
   Net asset value, redemption price, and offering price per share                           $     9.93
=======================================================================================================

See accompanying notes to financial statements.


Short-Term Bond Fund
Categories and Definitions
Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

Fixed Rate Instruments -- consist of bonds and notes. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security for face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

U.S. Government Issues -- consist of negotiable debt obligations of the U.S. government, secured by its full faith and credit.

Cash Equivalents -- consist of short-term obligations issued by banks, corporations, and U.S. Government Agencies. The interest rate is constant to maturity.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


Short-Term Bond Fund
Portfolio of Investments in Securities
(In Thousands)

 Prinicpal                                                     Coupon                      Market
  Amount                                Security                Rate       Maturity         Value
 --------                               --------                ----       --------         -----
                         Fixed Rate Instruments (60.8%)

               Bank Holding Companies - Other Major
 $     4,000   Provident Bank, Bank Notes                        6.13%      12/15/00        $   3,918
-----------------------------------------------------------------------------------------------------
               Banks
-----------------------------------------------------------------------------------------------------
       4,000   Advanta National Bank, Bank Notes                 6.45       10/30/00            3,947
       5,000   Capital One Bank, Bank Notes                      5.95        2/15/01            4,854
       4,500   Corporacion Andina De Fomento,
                 Global Bonds                                    7.38        7/21/00            4,608
-----------------------------------------------------------------------------------------------------
                                                                                               13,409
-----------------------------------------------------------------------------------------------------
               Broadcasters
-----------------------------------------------------------------------------------------------------
       5,000   Tele-Communications, Inc., Senior Notes           7.38        2/15/00            5,056
-----------------------------------------------------------------------------------------------------
               Electronics - Instrumentation
-----------------------------------------------------------------------------------------------------
       4,000   Tektronix, Inc., Notes                            7.63        8/15/02            4,108
-----------------------------------------------------------------------------------------------------
               Entertainment
-----------------------------------------------------------------------------------------------------
       4,500   Time Warner, Inc., Global Notes                   7.45        2/01/98            4,559
-----------------------------------------------------------------------------------------------------
               Finance - Business/Commercial
-----------------------------------------------------------------------------------------------------
       3,500   Great Lakes Power, Inc., Notes                    8.90       12/01/99            3,695
-----------------------------------------------------------------------------------------------------
               Real Estate Investment Trusts
-----------------------------------------------------------------------------------------------------
       3,000   Developers Diversified Realty Corp.,
                 Senior Notes                                    7.63        5/15/00            3,069
       4,500   Franchise Finance Corp. of America,
                 Senior Notes                                    7.00       11/30/00            4,498
       3,000   Nationwide Health Properties, Inc., MTN           8.61        3/01/02            3,186
       5,000   Oasis Residential, Inc., Notes                    6.75       11/15/01            4,943
       4,500   TriNet Corporate Realty Trust, Inc., Notes        7.30        5/15/01            4,553
-----------------------------------------------------------------------------------------------------
                                                                                               20,249
-----------------------------------------------------------------------------------------------------
               Retail - General Merchandising
-----------------------------------------------------------------------------------------------------
       2,000   Kmart Corp., MTN                                  7.72        6/25/02            1,900
       2,000   Kmart Corp., MTN                                  7.76        7/01/02            1,903
-----------------------------------------------------------------------------------------------------
                                                                                                3,803
-----------------------------------------------------------------------------------------------------
               Special Assessment/Tax/Fee
-----------------------------------------------------------------------------------------------------
       5,000   New York, Dormitory Auth. Bonds,
                 Series 1996                                     6.63%      10/01/00            5,015
-----------------------------------------------------------------------------------------------------
               Tobacco
-----------------------------------------------------------------------------------------------------
       1,300   Empresas La Moderna S.A. de C.V., Notes          10.25       11/12/97            1,332 (a)
       5,000   RJR Nabisco, Inc., Notes                          8.00        7/15/01            5,030
-----------------------------------------------------------------------------------------------------
                                                                                                6,362
-----------------------------------------------------------------------------------------------------
               Total fixed rate instruments (cost: $70,138)                                    70,174
-----------------------------------------------------------------------------------------------------
                       Variable Rate Demand Notes (33.8%)
-----------------------------------------------------------------------------------------------------
               Automobiles
       3,000   Alabama IDA RB, Series 1994 (CRE)                 5.73       11/01/14            3,000 (a)
-----------------------------------------------------------------------------------------------------
               Buildings
-----------------------------------------------------------------------------------------------------
       2,710   Erie Funding I, Notes (CRE)                       5.70       11/01/16            2,710
       2,490   Montgomery, AL, Industrial Development
                 Board RB, Series 1996C (CRE)                    5.85        7/01/16            2,490
         675   New Jersey Economic Development Auth.
                 Bonds, Series 1996A2 (CRE)                      5.85       11/01/16              675
         600   New Jersey Economic Development Auth.
                 Bonds, Series 1996D2 (CRE)                      5.85       11/01/06              600
       1,625   Scottsboro, AL, Industrial Development
                 Board RB, Series 1995 (CRE)                     5.85       10/01/10            1,625
-----------------------------------------------------------------------------------------------------
                                                                                                8,100
-----------------------------------------------------------------------------------------------------
               Chemicals
-----------------------------------------------------------------------------------------------------
       2,595   Upper Illinois River Valley Development
                 Auth. RB, Series 1996B (CRE)                    5.70       12/01/21            2,595
-----------------------------------------------------------------------------------------------------
               Electrical Equipment
-----------------------------------------------------------------------------------------------------
         950   APSCO, Inc., Notes, Series 1996 (CRE)             5.75        9/01/03              950
-----------------------------------------------------------------------------------------------------
               Entertainment
-----------------------------------------------------------------------------------------------------
       3,880   Denver, CO, Urban Renewal Auth. Tax
                 Increment RB, Series 1992B (CRE)                5.70        9/01/11            3,880
-----------------------------------------------------------------------------------------------------
               Heavy Duty Trucks & Parts
-----------------------------------------------------------------------------------------------------
       3,110   Missouri Economic Development Export
                 IDA RB, Series 1993B (CRE)                      6.05        6/01/08            3,110
-----------------------------------------------------------------------------------------------------
               Hospitals
-----------------------------------------------------------------------------------------------------
       4,000   Tolfree Memorial Hospital Corp., RB,
                 Series 1996C (CRE)                              5.64        9/15/18            4,000
-----------------------------------------------------------------------------------------------------
               Hotel/Motel
-----------------------------------------------------------------------------------------------------
       2,640   Birmingham, AL, Historical Preservation
                 Auth. Taxable RB, Series 1993 (CRE)             6.10        5/01/18            2,640
       3,270   Rockside Road Properties, Notes,
                 Series 1995 (CRE)                               5.70        7/01/10            3,270
-----------------------------------------------------------------------------------------------------
                                                                                                5,910
-----------------------------------------------------------------------------------------------------
               Multi-Family Housing
-----------------------------------------------------------------------------------------------------
         640   Bartlett, IL, MFH RB, Series 1995 (CRE)           6.10        3/01/25              640
       4,400   Continental Valorem Corp., DEB,
                 Series 1988 (CRE)                               5.95        6/01/13            4,400
-----------------------------------------------------------------------------------------------------
                                                                                                5,040
-----------------------------------------------------------------------------------------------------
               Real Estate
-----------------------------------------------------------------------------------------------------
       2,475   Wynrose, Inc., Notes, Series 1995A (CRE)          5.85       11/01/05            2,475
-----------------------------------------------------------------------------------------------------
               Total variable rate demand notes (cost: $39,060)                                39,060
-----------------------------------------------------------------------------------------------------
                                   U.S. Government Issues (3.1%)
-----------------------------------------------------------------------------------------------------
               U.S. Treasury
       3,500   U.S. Treasury Notes (cost: $3,570)                7.00        4/15/99            3,578
-----------------------------------------------------------------------------------------------------
                             Cash Equivalents (1.1%)
-----------------------------------------------------------------------------------------------------
               Commercial Paper
       1,243   MCN Investment Corp. (cost: $1,242)               5.57        2/03/97            1,242 (a)
-----------------------------------------------------------------------------------------------------
               Total investments (cost: $114,010)                                           $ 114,054
=====================================================================================================

                          Portfolio Summary By Industry



                        Real Estate Investment Trusts                      17.5%
                        Banks                                              11.6
                        Entertainment                                       7.3
                        Buildings                                           7.0
                        Tobacco                                             5.5
                        Hotel/Motel                                         5.1
                        Broadcasters                                        4.4
                        Multi-Family Housing                                4.4
                        Special Assessment/Tax/Fee                          4.3
                        Electronics - Instrumentation                       3.6
                        Hospitals                                           3.5
                        Bank Holding Companies - Other Major                3.4
                        Retail - General Merchandising                      3.3
                        Finance - Business/Commercial                       3.2
                        U.S. Treasury                                       3.1
                        Heavy Duty Trucks & Parts                           2.7
                        Automobiles                                         2.6
                        Chemicals                                           2.3
                        Real Estate                                         2.1
                        Commercial Paper                                    1.1
                        Electrical Equipment                                 .8
                                                                           ----
                        Total                                              98.8%
                                                                           ====


Short-Term Bond Fund
Notes to Portfolio of Investments in Securities

January 31, 1997
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 8.3% of net assets at January 31, 1997.

Portfolio Description Abbreviations
               CRE    Credit Enhanced
               DEB    Debentures
               IDA    Industrial Development Authority/Agency
               MFH    Multi-Family Housing
               MTN    Medium-Term Note
               RB     Revenue Bond

Specific Notes
(a) Security is exempt from registration by Rule 144A under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule.


See accompanying notes to financial statements.


Short-Term Bond Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1997
(Unaudited)


Net investment income:
   Interest income                                                $ 3,563
                                                                  -------
   Expenses:
      Management fees                                                 130
      Transfer agent's fees                                           121
      Custodian's fees                                                 29
      Postage                                                           9
      Shareholder reporting fees                                        6
      Directors' fees                                                   2
      Registration fees                                                19
      Audit fees                                                       14
      Legal fees                                                        2
      Other                                                             3
                                                                  -------

         Total expenses before reimbursement                          335
      Expenses reimbursed                                             (65)
                                                                  -------
         Total expenses after reimbursement                           270
                                                                  -------
            Net investment income                                   3,293
                                                                  -------
Net realized and unrealized gain on investments:
   Net realized gain                                                  451
   Change in net unrealized appreciation/depreciation               1,083
                                                                  -------
            Net realized and unrealized gain                        1,534
                                                                  -------
Increase in net assets resulting from operations                  $ 4,827
                                                                  =======

See accompanying notes to financial statements.


Short-Term Bond Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1997
and year ended July 31, 1996
(Unaudited)


                                                                              1/31/97          7/31/96
                                                                              -------          -------
From operations:
   Net investment income                                                    $   3,293        $    5,732
   Net realized gain on investments                                               451               180
   Change in net unrealized appreciation/depreciation of
      investments                                                               1,083            (1,033)
                                                                            ---------        ----------
      Increase in net assets resulting from operations                          4,827             4,879
                                                                            ---------        ----------
Distributions to shareholders from:
   Net investment income                                                       (3,293)           (5,732)
                                                                            ---------        ----------
   Net realized gains                                                             (52)              -
                                                                            ---------        ----------
From capital share transactions:
   Proceeds from shares sold                                                   33,817            70,903
   Shares issued for dividends reinvested                                       2,861             4,971
   Cost of shares redeemed                                                    (23,733)          (50,179)
                                                                            ---------        ----------
      Increase in net assets from capital share transactions                   12,945            25,695
                                                                            ---------        ----------
Net increase in net assets                                                     14,427            24,842
Net assets:
   Beginning of period                                                        101,032            76,190
                                                                             --------         ---------
   End of period                                                            $ 115,459        $  101,032
                                                                             ========         =========
Change in shares outstanding:
   Shares sold                                                                  3,419             7,189
   Shares issued for dividends reinvested                                         289               505
   Shares redeemed                                                             (2,401)           (5,093)
                                                                             --------         ---------
      Increase in shares outstanding                                            1,307             2,601
                                                                             ========         =========
Authorized shares of $.01 par value                                            25,000            25,000
                                                                             ========         =========

See accompanying notes to financial statements.


Short-Term Bond Fund
Notes to Financial Statements

January 31, 1997
(Unaudited)

(1)  Summary of Significant Accounting Policies
USAA MUTUAL FUND, INC.(the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of eight separate funds. The information presented in this semiannual report pertains only to the Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)    Lines of Credit
The Fund  participates  with other USAA funds in two joint short-term  revolving
loan agreements totaling  $850  million   through  January  13,  1998,  one
with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.Subject to availability under these agreements, the Fund may borrow up to a maximum of 25%, of which only 5% may be borrowed from CAPCO, of its total assets at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1997.

(3)    Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at January 31, 1997. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)    Investment Transactions
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1997 were $21,084,636 and $13,039,347, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1997 was $575,090 and $531,068, respectively.

(5)    Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)    Transactions with Affiliates
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7)    Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                 Six-Month                                    Ten-Month     Four-Month
                               Period Ended                                 Period Ended   Period Ended
                                January 31,        Year Ended July 31,        July 31,     September 30,

                                   1997           1996           1995           1994           1993**
                                   ----           ----           ----           ----           ----
Net asset value at
   beginning of period         $     9.79     $     9.87       $   9.74       $  10.08      $   10.00
Net investment income                 .30            .62            .61            .37            .14
Net realized and
   unrealized gain (loss)             .15           (.08)           .13           (.33)           .08
Distributions from
   net investment income             (.30)          (.62)          (.61)          (.37)          (.14)
Distributions of
   realized capital gains            (.01)            -              -            (.01)           -
                               ----------     ----------       --------       --------      ---------
Net asset value
   at end of period            $     9.93     $     9.79       $   9.87       $   9.74      $   10.08
                               ==========     ==========       ========       ========      =========

Total return (%) *                   4.63           5.62           7.90            .39           2.19
Net assets at end
   of period (000)             $  115,459     $  101,032       $ 76,190       $ 48,228      $  25,679
Ratio of expenses to
   average net assets (%)             .50(a,b)       .50(b)         .50(b)         .50(a,b)       .50(a,b)
Ratio of net investment
   income to average
   net assets (%)                    6.10(a,b)      6.29(b)        6.34(b)        4.51(a,b)      4.21(a,b)
Portfolio turnover (%)              19.39          66.81         103.02         142.08          32.49

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                 Six-Month                                   Ten-Month      Four-Month
                               Period Ended                                Period Ended    Period Ended
                                January 31,       Year Ended July 31,        July 31,      September 30,

                                   1997          1996           1995           1994            1993
                                   ----          ----           ----           ----            ----

Ratio of expenses to
   average net assets (%)          .62(a)          .66            .74           .87(a)        1.57(a)
Ratio of net investment
   income to average
   net assets (%)                 5.98(a)         6.13           6.10          4.14(a)        3.14(a)

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

** Fund commenced operations June 1, 1993.

